UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 5, 2017

MUELLER INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-6770	25-0790410
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

8285 Tournament Drive Suite 150 Memphis, Tennessee	38125
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(901) 753-3200

Registrant's Former Name or Address, if changed since last report:	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 4, 2017, the Company held its Annual Meeting of Stockholders at which four proposals were voted upon. The results of the vote are as follows:

Proposal 1 - Election of directors; the following persons were duly elected to serve, subject to the Company's By-laws, as Directors of the Company until the next Annual Meeting, or until election and qualification of their successors:

	For	Withheld	Broker Non-Votes

Gregory L. Christopher	50,152,323	1,552,653	3,319,028
Paul J. Flaherty	45,415,237	6,289,739	3,319,028
Gennaro J. Fulvio	45,450,452	6,254,524	3,319,028
Gary S. Gladstein	50,979,863	725,113	3,319,028
Scott J. Goldman	45,416,420	6,288,556	3,319,028
John B. Hansen	51,064,964	640,012	3,319,028
Terry Hermanson	49,648,450	2,056,526	3,319,028

Proposal 2 - The Company's stockholders approved the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 30, 2017:

For	Against	Abstain
54,612,368	384,385	27,251

Proposal 3 - The Company's stockholders approved an advisory vote on the compensation of the Company's named executive officers:

For	Against	Abstain	Broker Non-Votes
32,554,796	19,085,917	64,263	3,319,028

 Proposal 4 - The Company's stockholders approved an advisory vote to hold future advisory votes on the compensation of the Company's named executive officers every year:

1 Year	2 Years	3 Years	Abstain
41,839,449	59,381	9,662,690	143,456

Based on the results of this vote, the Company’s Board of Directors has determined that it will hold an advisory vote on the compensation of the Company’s named executive officers every year.

Item 8.01	Other Events.

On May 5, 2017, the Registrant issued a press release announcing that its Board of Directors has declared a regular quarterly dividend of 10 cents per share on its common stock. The dividend will be payable June 16, 2017, to shareholders of record on June 2, 2017. A copy of the press release announcing the payment and record dates is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1 Press release, dated May 5, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MUELLER INDUSTRIES, INC.

By:	/s/ Anthony J. Steinriede
Name:	Anthony J. Steinriede
Title:	Vice President, Corporate Controller

Date: May 5, 2017

Exhibit Index

Exhibit No.	Description

99.1	Press release, dated May 5, 2017.